T. Rowe Price Exchange-Traded Funds

T. Rowe Price Mutual Funds

T. Rowe Price Variable Insurance Portfolios

Supplement to Statements of Additional Information

Effective September 22, 2026, Daniel E. Draper and Stephen A. Riddick were appointed as independent directors of all T. Rowe Price Funds.

Under the discussions of the specific experience, qualifications, attributes, or skills for each current director, the following information is added for Mr. Draper and Mr. Riddick:

Daniel E. Draper is an experienced CEO and board director with over 30 years of expertise leading and supervising global financial services organizations. He also has a record of significant corporate board service and leadership in other diverse industries, including asset management. He currently serves as Chairman of the Board and Audit Committee Chair for Delta Dental of Virginia, and also serves on the Boards of the Economic Club of Chicago, The Lyric Opera of Chicago, and the William & Mary Foundation. Mr. Draper is a board advisor to the Center for Excellence in Investment Management at the University of North Carolina. He previously served as the CEO and Board Director for S&P Dow Jones Indices from 2020 to 2025, and subsequently served as Special Advisor through June 2026. Among other roles, he also previously served as Principal Executive Officer & President, and as a managing director with Invesco Capital Management, LLC. (from 2013 to 2020), a managing director with Credit Suisse (from 2010 to 2013), a managing director with Lyxor Asset Management (from 2007 to 2010), and a director of business development with Barclays Global Investors (from 2005 to 2007). Mr. Draper received a B.A. from William & Mary and a M.B.A. from University of North Carolina, Kenan-Flagler Business School. Mr. Draper has served as an independent director of the Price Funds since September 22, 2026.

Stephen A. Riddick is an accomplished business advisor to corporate organizations. With more than 35 years of experience in both unregulated and highly regulated industries, including enterprise software (cybersecurity), chemicals/industrial gases, legal and financial services, Mr. Riddick has developed significant expertise in identifying, evaluating and mitigating risks as an independent corporate director and business advisor to boards of directors and senior executive leadership teams. Since 2023, Mr. Riddick has been a director, Audit Committee member, and Nominating and Corporate Governance Committee member with Vista Credit Strategic Lending Corporation, a business development company, until stepping down from that role in September 2026. Since 2021, he has been a director and a member of the Nominating and Corporate Governance Committee (Chair), Audit Committee, and Compensation Committee for Bowman Consulting (NASDAQ: BWMN). In addition, he served as Chief Legal Officer, General Counsel, and Corporate Secretary of Tenable Holdings (NASDAQ: TENB) from 2016 to 2022. Mr. Riddick received a B.A. from University of Virginia and a J.D. from University of North Carolina School of Law. Mr. Riddick has served as an independent director of the Price Funds since September 22, 2026.

In addition, the information provided for Melody Bianchetto is revised as follows:

Melody Bianchetto is an accomplished finance professional with over 30 years of experience. She served as vice president for finance at UVA from 2015 until her retirement in February 2023, with oversight of key financial activities, including tax, accounting, financial reporting, debt and cash management, procurement, payroll, financial planning, and enterprise risk management. Prior to that, she led UVA’s financial planning and analysis function from 1998 to 2015. She currently serves as chair of The Haven Day Shelter, secretary of the Community Investment Collaborative, and treasurer for Madison House, a UVA-affiliated student volunteer organization and of The Sexual Assault Resource Agency. Ms. Bianchetto earned a B.S. in commerce with a concentration in accounting from UVA and an M.B.A. from James Madison University. She is also a licensed certified public accountant (Emeritus). Ms. Bianchetto served as a member of the Board’s Advisory Committee from February 24, 2023, until July 24, 2023, at which point she was elected as an independent director of all Price Funds. Ms. Bianchetto has served as a member of the Joint Audit Committee since October 2023.

Under the table setting forth the biographical information for the independent directors, the following information is added for Mr. Draper and Mr. Riddick:

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Daniel E. Draper 1968 213 portfolios

Chairman of the Board and Audit Committee Chair, Delta Dental of Virginia, a non-profit entity (2018 to present); CEO, Director, and Special Advisor, S&P Dow Jones Indices, a leading provider of financial and capital markets benchmarks (2020 to 2026); Board Director, Economic Club of Chicago, a non-profit entity (2025 to present); Board Director, The Lyric Opera of Chicago, a non-profit entity (2016 to present); Board Director, The William & Mary Foundation, a non-profit entity (2026 to present); and Board of Advisors, UNC, Kenan-Flagler Business School Center of Excellence in Investment Management (2022 to present)

None
Stephen A. Riddick 1963 213 portfolios

Director, Audit Committee member, and Nominating and Corporate Governance Committee member, Vista Credit Strategic Lending Corporation, a business development company (2023 to September 2026); Director, Nominating and Corporate Governance Committee chair, and Audit Committee and Compensation Committee member, Bowman Consulting Group, Ltd., a provider of integrated engineering and infrastructure (2021 to present); Chief Legal Officer, General Counsel, and Corporate Secretary, Tenable Holdings, Inc., a cybersecurity solutions company (2016 to 2022)

Bowman Consulting Group, Ltd. (2021 to present); Vista Credit Strategic Lending Corporation (2023 to September 2026)
The date of this supplement is September 24, 2026.

G89-041 9/24/26